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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): January 10, 2005

                            SANGAMO BIOSCIENCES, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

               000-30171                          68-0359556
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       (Commission File Number)        (IRS Employer Identification No.)


          501 Canal Blvd, Suite A100              Richmond, California 94804
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   (Address of Principal Executive Offices)               (Zip Code)

                                 (510) 970-6000
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01 OTHER EVENTS

     On January 10, 2005, Sangamo BioSciences Inc. issued a press release announcing that it had submitted an investigational new drug application (IND) to the U.S. Food and Drug Administration (FDA) for SB-509, a novel therapeutic designed to protect and stimulate the regeneration of peripheral nerve function in diabetics suffering from peripheral neuropathy.

The press release is filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits. The following material is filed as an exhibit to this Current Report on Form 8-K:

Exhibit No.
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99.1          Press Release Issued January 10, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: January 10, 2005
                                        SANGAMO BIOSCIENCES, INC.

                                        By:  /s/ EDWARD O. LANPHIER II
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                                             Edward O. Lanphier II
                                             President, Chief Executive Officer